UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08411

James Advantage Funds
(Exact name of registrant as specified in charter)

1349 Fairground Road Xenia, Ohio	45385
(Address of principal executive offices)	(Zip code)

R. Brian Culpepper

P.O. Box 8 Alpha, Ohio 45301
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(937) 426-7640

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

James Balanced: Golden Rainbow Fund

Retail Class (GLRBX)

Annual Shareholder Report - June 30, 2025

Fund Overview

This annual shareholder report contains important information about James Balanced: Golden Rainbow Fund (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at https://www.jamesfunds.com/forms-and-reports.php. You can also request this information by contacting us at (800) 995-2637.

What were the Fund’s annualized costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Retail Class	$127	1.22%

How did the Fund perform during the reporting period?

    Equity markets posted solid gains for the fiscal year ended June 30, 2025, fueled primarily by strong performance in large-cap companies, especially within the Technology and Finance sectors. These industries demonstrated exceptional resilience and innovation, contributing 1.5% and 2.6%, respectively, to the fund’s overall return. Investor confidence, robust earnings, and sector-specific advancements drove the momentum.

    However, not all sectors fared as well. The HealthCare stocks in the fund declined 0.6%, impacted by regulatory pressures and weaker demand in key sub-industries. The fund’s Energy holdings slipped 0.1%, influenced by lower commodity prices and the President’s continued efforts to keep energy costs low.

Top Performing Holdings

    JPMorgan Chase & Company (JPM): The fund’s top contributor, JPMorgan Chase—a global leader in investment banking, commercial banking, and asset management—gained 46.7% over the year. This added approximately 0.7% to the fund’s total return.

    Walmart, Inc. (WMT): Despite mid-year pressures from tariff concerns, Walmart rebounded strongly, closing the year with a 45.9% gain. This contributed 0.6% to the fund’s performance. The company benefited from easing fears over supply chain costs and demonstrated resilience across both Walmart and Sam’s Club locations.

Notable Underperformers

    UnitedHealth Group, Inc.(UNH): UnitedHealth, which provides health coverage through several insurance units, faced multiple challenges—including a sudden CEO resignation, suspended financial guidance, margin compression in Medicare Advantage, and increasing regulatory scrutiny. The stock dropped 41.3%, detracting 0.3% from fund returns.

     Eli Lilly & Company (LLY): After a strong prior year, Lilly saw a modest pullback of 13%. Though revenues remained strong—driven by blockbuster obesity treatments Zepbound and Mounjaro—margin pressure and potential tariff exposure on foreign-made pharmaceutical components weighed on investor sentiment. As the fund’s largest position in the health care sector, LLY contributed a 0.2% decline in the fund’s performance during the period.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	James Balanced: Golden Rainbow Fund - Retail Class	James Golden Rainbow Blend *	Bloomberg Intermediate U.S. Government/Credit Bond Index	VettaFi U.S. Equity 3000 Index	VettaFi U.S. Equity Large/Mid-Cap 1000 Index	VettaFi U.S. Equity Small-Cap 2000 Index
Jun-2015	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000
Jun-2016	$9,936	$10,147	$10,433	$10,193	$10,262	$9,355
Jun-2017	$10,326	$11,182	$10,411	$12,078	$12,113	$11,637
Jun-2018	$10,519	$12,061	$10,351	$13,881	$13,887	$13,813
Jun-2019	$10,388	$12,726	$11,068	$15,148	$15,297	$13,242
Jun-2020	$10,265	$13,284	$11,856	$16,159	$16,464	$12,205
Jun-2021	$11,844	$16,613	$11,879	$23,314	$23,548	$20,329
Jun-2022	$10,782	$14,368	$11,014	$19,961	$20,345	$15,079
Jun-2023	$11,472	$15,498	$11,003	$23,734	$24,275	$16,792
Jun-2024	$13,031	$17,050	$11,465	$29,215	$30,078	$17,993
Jun-2025	$14,130	$18,729	$12,237	$33,663	$34,734	$19,601

Average Annual Total Returns

	1 Year	5 Years	10 Years
James Balanced: Golden Rainbow Fund - Retail Class	8.43%	6.60%	3.52%
James Golden Rainbow Blend *	9.85%	7.11%	6.48%
Bloomberg Intermediate U.S. Government/Credit Bond Index	6.74%	0.64%	2.04%
VettaFi U.S. Equity 3000 Index	15.23%	15.81%	12.91%
VettaFi U.S. Equity Large/Mid-Cap 1000 Index	15.48%	16.10%	13.26%
VettaFi U.S. Equity Small-Cap 2000 Index	8.94%	9.94%	6.96%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call (800) 995-2637 or visit https://www.jamesfunds.com/our-funds.php#fund-performance for updated performance information.

* James Golden Rainbow Blend is comprised of 25% VettaFi U.S. Equity Large/Mid-Cap 1000 Index / 25% VettaFi U.S. Equity Small-Cap 2000 Index / 50% Bloomberg Intermediate U.S. Government/Credit Bond Index

Fund Statistics

  Net Assets$411,365,474
  Number of Portfolio Holdings107
  Total Advisory Fees Paid $3,087,863
  Portfolio Turnover27%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	45.5%
Corporate Bonds	10.3%
Exchange-Traded Funds	7.3%
Money Market Funds	1.3%
Mortgage-Backed Securities	2.7%
U.S. Government & Agencies	4.0%
U.S. Treasury Obligations	28.9%

What did the Fund invest in?

Sector Weighting (% of net assets)

U.S. Treasury Obligations 28.8%
Information Technology 14.8%
Corporate Bonds 10.3%
Financials 7.9%
Exchange-Traded Funds 7.3%
Consumer Discretionary 5.2%
Communication Services 4.7%
U.S. Government & Agencies 4.0%
Industrials 3.6%
Health Care 3.2%
Consumer Staples 3.1%
Mortgage-Backed Securities 2.7%
Energy 1.4%
Money Market Funds 1.3%
Utilities 0.9%
Real Estate 0.4%
Materials 0.3%

Value	Value
Materials	0.3%
Real Estate	0.4%
Utilities	0.9%
Money Market Funds	1.3%
Energy	1.4%
Mortgage-Backed Securities	2.7%
Consumer Staples	3.1%
Health Care	3.2%
Industrials	3.6%
U.S. Government & Agencies	4.0%
Communication Services	4.7%
Consumer Discretionary	5.2%
Exchange-Traded Funds	7.3%
Financials	7.9%
Corporate Bonds	10.3%
Information Technology	14.8%
U.S. Treasury Obligations	28.8%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
U.S. Treasury Bonds, 5.375%, due 02/15/31	5.2%
Microsoft Corporation	3.9%
U.S. Treasury Bonds, 5.500%, due 08/15/28	3.8%
U.S. Treasury Notes, 4.375%, due 05/15/34	3.7%
iShares Gold Trust	3.2%
NVIDIA Corporation	2.7%
Apple, Inc.	2.5%
U.S. Treasury Notes, 5.000%, due 09/30/25	2.4%
U.S. Treasury Bonds, 4.750%, due 02/15/45	2.4%
U.S. Treasury Notes, 2.375%, due 05/15/27	2.4%

Material Fund Changes

No material changes occurred during the year ended June 30, 2025.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.jamesfunds.com/forms-and-reports.php), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

James Balanced: Golden Rainbow Fund - Retail Class (GLRBX)

Annual Shareholder Report - June 30, 2025

TSR-AR 063025-GLRBX

James Balanced: Golden Rainbow Fund

Institutional Class (GLRIX)

Annual Shareholder Report - June 30, 2025

Fund Overview

This annual shareholder report contains important information about James Balanced: Golden Rainbow Fund (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at https://www.jamesfunds.com/forms-and-reports.php. You can also request this information by contacting us at (800) 995-2637.

What were the Fund’s annualized costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$101	0.97%

How did the Fund perform during the reporting period?

    Equity markets posted solid gains for the fiscal year ended June 30, 2025, fueled primarily by strong performance in large-cap companies, especially within the Technology and Finance sectors. These industries demonstrated exceptional resilience and innovation, contributing 1.5% and 2.6%, respectively, to the fund’s overall return. Investor confidence, robust earnings, and sector-specific advancements drove the momentum.

    However, not all sectors fared as well. The HealthCare stocks in the fund declined 0.6%, impacted by regulatory pressures and weaker demand in key sub-industries. The fund’s Energy holdings slipped 0.1%, influenced by lower commodity prices and the President’s continued efforts to keep energy costs low.

Top Performing Holdings

    JPMorgan Chase & Company (JPM): The fund’s top contributor, JPMorgan Chase—a global leader in investment banking, commercial banking, and asset management—gained 46.7% over the year. This added approximately 0.7% to the fund’s total return.

    Walmart, Inc. (WMT): Despite mid-year pressures from tariff concerns, Walmart rebounded strongly, closing the year with a 45.9% gain. This contributed 0.6% to the fund’s performance. The company benefited from easing fears over supply chain costs and demonstrated resilience across both Walmart and Sam’s Club locations.

Notable Underperformers

    UnitedHealth Group, Inc.(UNH): UnitedHealth, which provides health coverage through several insurance units, faced multiple challenges—including a sudden CEO resignation, suspended financial guidance, margin compression in Medicare Advantage, and increasing regulatory scrutiny. The stock dropped 41.3%, detracting 0.3% from fund returns.

     Eli Lilly & Company (LLY): After a strong prior year, Lilly saw a modest pullback of 13%. Though revenues remained strong—driven by blockbuster obesity treatments Zepbound and Mounjaro—margin pressure and potential tariff exposure on foreign-made pharmaceutical components weighed on investor sentiment. As the fund’s largest position in the health care sector, LLY contributed a 0.2% decline in the fund’s performance during the period.

How has the Fund performed over the last ten years?

Total Return Based on $50,000 Investment

	James Balanced: Golden Rainbow Fund - Institutional Class	James Golden Rainbow Blend *	Bloomberg Intermediate U.S. Government/Credit Bond Index	VettaFi U.S. Equity 3000 Index	VettaFi U.S. Equity Large/Mid-Cap 1000 Index	VettaFi U.S. Equity Small-Cap 2000 Index
Jun-2015	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000
Jun-2016	$49,783	$50,734	$52,166	$50,967	$51,311	$46,775
Jun-2017	$51,890	$55,910	$52,055	$60,391	$60,563	$58,183
Jun-2018	$52,987	$60,306	$51,754	$69,406	$69,433	$69,067
Jun-2019	$52,462	$63,629	$55,341	$75,742	$76,487	$66,212
Jun-2020	$51,972	$66,419	$59,279	$80,793	$82,322	$61,025
Jun-2021	$60,094	$83,065	$59,393	$116,571	$117,742	$101,646
Jun-2022	$54,850	$71,838	$55,069	$99,803	$101,725	$75,397
Jun-2023	$58,490	$77,489	$55,017	$118,668	$121,375	$83,962
Jun-2024	$66,623	$85,248	$57,323	$146,074	$150,389	$89,964
Jun-2025	$72,435	$93,644	$61,186	$168,314	$173,670	$98,005

Average Annual Total Returns

	1 Year	5 Years	10 Years
James Balanced: Golden Rainbow Fund - Institutional Class	8.72%	6.87%	3.78%
James Golden Rainbow Blend *	9.85%	7.11%	6.48%
Bloomberg Intermediate U.S. Government/Credit Bond Index	6.74%	0.64%	2.04%
VettaFi U.S. Equity 3000 Index	15.23%	15.81%	12.91%
VettaFi U.S. Equity Large/Mid-Cap 1000 Index	15.48%	16.10%	13.26%
VettaFi U.S. Equity Small-Cap 2000 Index	8.94%	9.94%	6.96%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call (800) 995-2637 or visit https://www.jamesfunds.com/our-funds.php#fund-performance for updated performance information.

* James Golden Rainbow Blend is comprised of 25% VettaFi U.S. Equity Large/Mid-Cap 1000 Index / 25% VettaFi U.S. Equity Small-Cap 2000 Index / 50% Bloomberg Intermediate U.S. Government/Credit Bond Index

Fund Statistics

  Net Assets$411,365,474
  Number of Portfolio Holdings107
  Total Advisory Fees Paid $3,087,863
  Portfolio Turnover27%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	45.5%
Corporate Bonds	10.3%
Exchange-Traded Funds	7.3%
Money Market Funds	1.3%
Mortgage-Backed Securities	2.7%
U.S. Government & Agencies	4.0%
U.S. Treasury Obligations	28.9%

What did the Fund invest in?

Sector Weighting (% of net assets)

Value	Value
Materials	0.3%
Real Estate	0.4%
Utilities	0.9%
Money Market Funds	1.3%
Energy	1.4%
Mortgage-Backed Securities	2.7%
Consumer Staples	3.1%
Health Care	3.2%
Industrials	3.6%
U.S. Government & Agencies	4.0%
Communication Services	4.7%
Consumer Discretionary	5.2%
Exchange-Traded Funds	7.3%
Financials	7.9%
Corporate Bonds	10.3%
Information Technology	14.8%
U.S. Treasury Obligations	28.8%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
U.S. Treasury Bonds, 5.375%, due 02/15/31	5.2%
Microsoft Corporation	3.9%
U.S. Treasury Bonds, 5.500%, due 08/15/28	3.8%
U.S. Treasury Notes, 4.375%, due 05/15/34	3.7%
iShares Gold Trust	3.2%
NVIDIA Corporation	2.7%
Apple, Inc.	2.5%
U.S. Treasury Notes, 5.000%, due 09/30/25	2.4%
U.S. Treasury Bonds, 4.750%, due 02/15/45	2.4%
U.S. Treasury Notes, 2.375%, due 05/15/27	2.4%

Material Fund Changes

No material changes occurred during the year ended June 30, 2025.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.jamesfunds.com/forms-and-reports.php), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

James Balanced: Golden Rainbow Fund - Institutional Class (GLRIX)

Annual Shareholder Report - June 30, 2025

TSR-AR 063025-GLRIX

James Small Cap Fund

(JASCX)

Annual Shareholder Report - June 30, 2025

Fund Overview

This annual shareholder report contains important information about James Small Cap Fund (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at https://www.jamesfunds.com/forms-and-reports.php. You can also request this information by contacting us at (800) 995-2637.

What were the Fund’s annualized costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
James Small Cap Fund	$159	1.50%

How did the Fund perform during the reporting period?

       The fiscal year ended June 30, 2025, marked another active chapter for the James Small Cap Fund. Over the 12-month period, the fund generated a return of 11.8%. While this fell short of the broader VettaFi Equity 3000 Index (which returned 15.23%), it notably outperformed the more comparable VettaFi Small Cap 2000 Index, which posted a return of just 8.94%. This performance gap highlights the challenges of navigating the small-cap space during a year defined by large-cap dominance and heightened sector volatility.

Market Environment & Sector Impact

       Monetary policy was a key driver of market activity throughout the fiscal year. The Federal Reserve concluded its rate-hiking cycle and initiated a rate cut in September 2024, setting the stage for potential further easing. This more favorable rate environment benefited the Financials sector, which accounted for 26% of the fund’s portfolio and delivered an average return of 29%. These holdings contributed an impressive 7.3% to overall fund performance.

       The Consumer Discretionary sector also made a strong showing. Despite a smaller portfolio weighting, the sector’s 46.2% gain translated into a 6.4% positive impact on the fund.

       Conversely, certain portfolio areas weighed down returns. Energy holdings declined by an average of 25.5%, hurt by falling oil prices, resulting in a 1.1% drag on overall performance. The Basic Materials sector faced headwinds from tariffs on imported goods, leading to a 29.6% decline and a 1.3% reduction in fund returns.

Top Performing Holdings

       Enova International, Inc. (ENVA): Enova—a financial services firm specializing in lending solutions for non-prime credit consumers and small businesses , surged 79% during the year, contributing 1.8% to overall performance.

       Brinker International, Inc. (EAT): Parent company of Chili’s and Maggiano’s Little Italy restaurants, Brinker grew revenues by 27%. Its stock soared 149%, adding 4.6% to the fund’s return.

Notable Underperformers

       Axcelis Technologies, Inc. (ACLS): Though it doesn’t manufacture semiconductors, Axcelis produces the equipment used to make them. The stock plunged 51% due to international tariff pressures, contributing a 0.41% decline to the fund.

       FTI Consulting, Inc. (FCN): Providing financial, legal, and operational advisory services, FTI faced a tough year marked by declining revenues, layoffs, and tightened government spending. The stock fell 25%, resulting in a negative contribution of 0.6%.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

James Small Cap Fund - $19,546
VettaFi U.S. Equity 3000 Index - $33,663
VettaFi U.S. Equity Small-Cap 2000 Index - $19,601
$40,000
$30,000
$20,000
$10,000
$0
Jun-2015
Jun-2016
Jun-2017
Jun-2018
Jun-2019
Jun-2020
Jun-2021
Jun-2022
Jun-2023
Jun-2024
Jun-2025

	James Small Cap Fund	VettaFi U.S. Equity 3000 Index	VettaFi U.S. Equity Small-Cap 2000 Index
Jun-2015	$10,000	$10,000	$10,000
Jun-2016	$9,538	$10,193	$9,355
Jun-2017	$10,621	$12,078	$11,637
Jun-2018	$11,833	$13,881	$13,813
Jun-2019	$9,984	$15,148	$13,242
Jun-2020	$8,083	$16,159	$12,205
Jun-2021	$13,165	$23,314	$20,329
Jun-2022	$12,114	$19,961	$15,079
Jun-2023	$14,032	$23,734	$16,792
Jun-2024	$17,482	$29,215	$17,993
Jun-2025	$19,546	$33,663	$19,601

Average Annual Total Returns

	1 Year	5 Years	10 Years
James Small Cap Fund	11.80%	19.31%	6.93%
VettaFi U.S. Equity 3000 Index	15.23%	15.81%	12.91%
VettaFi U.S. Equity Small-Cap 2000 Index	8.94%	9.94%	6.96%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call (800) 995-2637 or visit https://www.jamesfunds.com/our-funds.php#fund-performance for updated performance information.

Fund Statistics

  Net Assets$51,757,678
  Number of Portfolio Holdings87
  Total Advisory Fees Paid $616,172
  Portfolio Turnover18%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	96.2%
Money Market Funds	3.8%

What did the Fund invest in?

Sector Weighting (% of net assets)

Financials
27.0%
Consumer Discretionary
15.7%
Health Care
11.4%
Industrials
10.6%
Information Technology
9.0%
Real Estate
6.8%
Consumer Staples
5.1%
Energy
4.3%
Money Market Funds
3.8%
Materials
3.4%
Utilities
3.0%

Value	Value
Utilities	3.0%
Materials	3.4%
Money Market Funds	3.8%
Energy	4.3%
Consumer Staples	5.1%
Real Estate	6.8%
Information Technology	9.0%
Industrials	10.6%
Health Care	11.4%
Consumer Discretionary	15.7%
Financials	27.0%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Brinker International, Inc.	5.2%
Enova International, Inc.	3.8%
Evercore, Inc. - Class A	3.5%
Piper Sandler Companies	3.3%
Coca-Cola Consolidated, Inc.	2.4%
PC Connection, Inc.	2.2%
Houlihan Lokey, Inc.	2.2%
Corcept Therapeutics, Inc.	2.0%
MGIC Investment Corporation	2.0%
First BanCorporation	1.9%

Material Fund Changes

No material changes occurred during the year ended June 30, 2025.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.jamesfunds.com/forms-and-reports.php), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

James Small Cap Fund (JASCX)

Annual Shareholder Report - June 30, 2025

TSR-AR 063025-JASCX

James Micro Cap Fund

(JMCRX)

Annual Shareholder Report - June 30, 2025

Fund Overview

This annual shareholder report contains important information about James Micro Cap Fund (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at https://www.jamesfunds.com/forms-and-reports.php. You can also request this information by contacting us at (800) 995-2637.

What were the Fund’s annualized costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
James Micro Cap Fund	$151	1.50%

How did the Fund perform during the reporting period?

     The fiscal year ended June 30, 2025, marked the close of another active period for the James Micro Cap Fund. Over the 12-month span, the fund delivered a modest return of 1.09%, falling short of broader equity market benchmarks. Micro-cap stocks, as represented by the VettaFi U.S. Micro Cap Index, advanced 11.9%, while the broader VettaFi U.S. Equity 3000 Index posted a robust gain of 15.23%. The disparity underscores the challenges faced in navigating the micro-cap landscape during a year of strong large-cap momentum and sector-specific volatility.

     Monetary policy developments were a defining feature of the fiscal year. The Federal Reserve concluded its rate-hiking cycle and initiated a rate cut in September 2024, opening the door to potential further easing. This shift in the interest rate environment proved favorable for the Financials sector, which comprised 30% of the fund’s portfolio during the period. These holdings delivered a commendable average return of 21.7%, adding 5.2% to overall fund performance. The Basic Materials sector also contributed meaningfully, despite a smaller 6% weighting; its 25.5% gain translated into a 1.8% positive impact.

     In contrast, other areas of the portfolio exerted downward pressure on fund returns. The Energy sector experienced significant losses, with holdings declining by 45.6% on average amid falling oil prices. This weakness contributed a 2.2% drag on the fund’s overall performance. Additionally, the Consumer Discretionary sector faced tariff-related headwinds that adversely affected companies reliant on imported goods. Stocks within this segment fell by 12.1%, resulting in a 1.4% reduction in fund returns.

Top Performing Holdings

     Enova International, Inc. (ENVA): Enova,a financial services firm specializing in lending solutions for non-prime credit consumers and small businesses , rallied 79% during the fiscal year, resulting in a 2.6% contribution to fund performance.

     Nova Ltd. (NVMI): Operating in the semiconductor space, Nova experienced steady growth, adding 1.4% to overall returns.

Notable Underperformers

     Insight Enterprises, Inc. (NSIT): The IT-focused firm suffered a 30.4% drop in stock price, driven by a sharp decline in net income of over 80%, which was spurred by more cautious IT spending and contributed a negative impact of 1.0%.

     Dorian LPG Ltd. (LPG): A transportation company specializing in liquefied petroleum gas, Dorian struggled with increased competition and weak energy prices.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

James Micro Cap Fund - $18,985
VettaFi U.S. Equity 3000 Index - $33,663
VettaFi U.S. Equity Micro-Cap Index - $14,510
$40,000
$30,000
$20,000
$10,000
$0
Jun-2015
Jun-2016
Jun-2017
Jun-2018
Jun-2019
Jun-2020
Jun-2021
Jun-2022
Jun-2023
Jun-2024
Jun-2025

	James Micro Cap Fund	VettaFi U.S. Equity 3000 Index	VettaFi U.S. Equity Micro-Cap Index
Jun-2015	$10,000	$10,000	$10,000
Jun-2016	$9,956	$10,193	$8,658
Jun-2017	$11,440	$12,078	$11,187
Jun-2018	$12,770	$13,881	$13,567
Jun-2019	$12,099	$15,148	$11,775
Jun-2020	$9,988	$16,159	$11,200
Jun-2021	$15,434	$23,314	$20,161
Jun-2022	$13,489	$19,961	$13,007
Jun-2023	$15,601	$23,734	$13,560
Jun-2024	$18,781	$29,215	$12,967
Jun-2025	$18,985	$33,663	$14,510

Average Annual Total Returns

	1 Year	5 Years	10 Years
James Micro Cap Fund	1.09%	13.71%	6.62%
VettaFi U.S. Equity 3000 Index	15.23%	15.81%	12.91%
VettaFi U.S. Equity Micro-Cap Index	11.90%	5.31%	3.79%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call (800) 995-2637 or visit https://www.jamesfunds.com/our-funds.php#fund-performance for updated performance information.

Fund Statistics

  Net Assets$26,885,623
  Number of Portfolio Holdings75
  Total Advisory Fees Paid $408,420
  Portfolio Turnover6%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	96.8%
Money Market Funds	3.2%
Right	0.0%

What did the Fund invest in?

Sector Weighting (% of net assets)

Financials 32.8%
Information Technology 16.3%
Industrials 12.9%
Health Care 11.7%
Consumer Discretionary 8.3%
Materials 5.3%
Consumer Staples 5.0%
Money Market Funds 3.2%
Energy 2.4%
Real Estate 1.3%
Utilities 0.9%

Value	Value
Utilities	0.9%
Real Estate	1.3%
Energy	2.4%
Money Market Funds	3.2%
Consumer Staples	5.0%
Materials	5.3%
Consumer Discretionary	8.3%
Health Care	11.7%
Industrials	12.9%
Information Technology	16.3%
Financials	32.8%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Nova Ltd.	7.7%
Enova International, Inc.	6.7%
Piper Sandler Companies	4.8%
Federal Agricultural Mortgage Corporation - Class C	4.3%
OFG Bancorp	4.1%
Donnelley Financial Solutions, Inc.	3.8%
PC Connection, Inc.	3.0%
United States Lime & Minerals, Inc.	3.0%
Integer Holdings Corporation	2.9%
Merchants Bancorp	2.9%

Material Fund Changes

No material changes occurred during the year ended June 30, 2025.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.jamesfunds.com/forms-and-reports.php), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

James Micro Cap Fund (JMCRX)

Annual Shareholder Report - June 30, 2025

TSR-AR 063025-JMCRX

James Aggressive Allocation Fund

(JAVAX)

Annual Shareholder Report - June 30, 2025

Fund Overview

This annual shareholder report contains important information about James Aggressive Allocation Fund (the "Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at https://www.jamesfunds.com/forms-and-reports.php. You can also request this information by contacting us at (800) 995-2637.

What were the Fund’s annualized costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
James Aggressive Allocation Fund	$106	1.01%

How did the Fund perform during the reporting period?

       The fiscal year concluded on June 30, 2025, was marked by notable gains in equity markets, largely attributable to robust performance among large-capitalization companies, especially those operating within the Technology and Finance sectors. These industries demonstrated remarkable resilience and growth, contributing 3.9% and 5.5%, respectively, to the overall return of the fund. The upward momentum was supported by strong earnings, sector-specific innovation, and increased investor confidence.

        In contrast, certain sectors faced headwinds that tempered overall fund performance. The HealthCare sector underperformed, declining by 1.4%, hindered by regulatory pressures and softening demand in key sub-industries. Additionally, investments in the Consumer Discretionary sector experienced a 1.1% decrease, primarily driven by the imposition of higher tariffs on imported goods, which increased costs and weighed on profit margins for several retail and consumer-focused companies.

Top Performing Holdings

       Enova International, Inc. (ENVA): Leading the fund’s contributors, Enova—a financial services firm specializing in lending solutions for non-prime credit consumers and small businesses —achieved a 79% appreciation in its stock price over the fiscal year. This significant gain translated into a 1.7% positive impact on the fund's performance.

      Broadcom, Inc. (AVGO): Benefiting from the sustained investor enthusiasm surrounding advancements in Artificial Intelligence, Broadcom experienced a 73.6% rally in its share price over the 12-month period. As a leading developer and designer of semiconductors and infrastructure software solutions, Broadcom contributed 1.6% to the fund’s annual return.

Notable Underperformers

       Deckers Outdoor Corporation (DECK): In a reversal from its strong showing in the prior fiscal year, Deckers—renowned for its portfolio of footwear and apparel brands including UGG, Teva, and Hoka—faced a pronounced downturn. The company’s stock declined by 36.1%, primarily due to investor concerns over escalating input costs linked to tariffs imposed on imports from key manufacturing hubs such as China and Vietnam. As a result, Deckers detracted approximately 0.9% from the fund’s total return.

       ASML Holding N.V. (ASML): The Netherlands-based semiconductor manufacturer was similarly impacted by the global tariff environment, which introduced cost uncertainties and dampened investor sentiment. ASML’s shares fell 21.0% over the fiscal year, contributing a negative 0.5% to the fund’s overall performance.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	James Aggressive Allocation Fund	James Aggressive Blend *	Bloomberg U.S. Government/Credit Bond Index	VettaFi U.S. Equity 3000 Index
Jul-2015	$10,000	$10,000	$10,000	$10,000
Jun-2016	$9,502	$10,352	$10,712	$10,128
Jun-2017	$10,124	$11,552	$10,668	$12,001
Jun-2018	$10,869	$12,630	$10,601	$13,792
Jun-2019	$10,499	$13,817	$11,505	$15,051
Jun-2020	$9,596	$14,984	$12,658	$16,055
Jun-2021	$12,007	$19,051	$12,608	$23,165
Jun-2022	$10,308	$16,584	$11,240	$19,833
Jun-2023	$11,856	$18,569	$11,161	$23,581
Jun-2024	$14,361	$21,484	$11,467	$29,027
Jun-2025	$15,896	$24,076	$12,142	$33,447

Average Annual Total Returns

	1 Year	5 Years	Since Inception (July 1, 2015)
James Aggressive Allocation Fund	10.68%	10.62%	4.74%
James Aggressive Blend *	12.06%	9.95%	9.18%
Bloomberg U.S. Government/Credit Bond Index	5.89%	-0.83%	1.96%
VettaFi U.S. Equity 3000 Index	15.23%	15.81%	12.83%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call (800) 995-2637 or visit https://www.jamesfunds.com/our-funds.php#fund-performance for updated performance information.

* James Aggressive Blend is comprised of 65% VettaFi U.S. Equity 3000 Index / 35% Bloomberg U.S. Government/Credit Bond Index

Fund Statistics

  Net Assets$25,916,300
  Number of Portfolio Holdings81
  Total Advisory Fees Paid $243,789
  Portfolio Turnover12%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	80.0%
Corporate Bonds	5.3%
Exchange-Traded Funds	3.7%
Money Market Funds	0.9%
U.S. Government & Agencies	3.8%
U.S. Treasury Obligations	6.3%

What did the Fund invest in?

Sector Weighting (% of net assets)

Information Technology
21.7%
Financials
13.5%
Communication Services
9.7%
Consumer Discretionary
7.7%
Industrials
6.3%
Health Care
6.3%
U.S. Treasury Obligations
6.2%
Corporate Bonds
5.3%
Energy
4.6%
Consumer Staples
4.2%
U.S. Government & Agencies
3.8%
Exchange-Traded Funds
3.7%
Real Estate
2.2%
Materials
2.0%
Utilities
1.8%
Money Market Funds
0.9%

Value	Value
Money Market Funds	0.9%
Utilities	1.8%
Materials	2.0%
Real Estate	2.2%
Exchange-Traded Funds	3.7%
U.S. Government & Agencies	3.8%
Consumer Staples	4.2%
Energy	4.6%
Corporate Bonds	5.3%
U.S. Treasury Obligations	6.2%
Health Care	6.3%
Industrials	6.3%
Consumer Discretionary	7.7%
Communication Services	9.7%
Financials	13.5%
Information Technology	21.7%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
NVIDIA Corporation	4.9%
Meta Platforms, Inc. - Class A	3.4%
Enova International, Inc.	3.3%
Broadcom, Inc.	3.2%
Microsoft Corporation	3.1%
Alphabet, Inc. - Class A	3.0%
Apple, Inc.	2.5%
Goldman Sachs Group, Inc. (The)	2.5%
Cadence Design Systems, Inc.	2.3%
JPMorgan Chase & Company	2.2%

Material Fund Changes

No material changes occurred during the year ended June 30, 2025.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.jamesfunds.com/forms-and-reports.php), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

James Aggressive Allocation Fund (JAVAX)

Annual Shareholder Report - June 30, 2025

TSR-AR 063025-JAVAX

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Julia W. Poston. Ms. Poston is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $104,000 and $99,000 with respect to the registrant’s fiscal years ended June 30, 2025 and June 30, 2024, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $18,480 and $17,600 with respect to the fiscal years ended June 30, 2025 and June 30, 2024, respectively. The services comprising these fees are related to the preparation of the Funds’ federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Pursuant to the registrant’s audit committee charter (the “Charter”), the audit committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the audit committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the audit committee considers whether such services are consistent with the independent auditor’s independence.

(e)(2)	100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended June 30, 2025 and 2024, aggregate non-audit fees of $18,480 and $17,600, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	The Registrant(s) schedule(s) of investments is included in the Financial Statements under Item 7 of this form.

(b)	Not applicable

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)

Annual Financial Statements and Additional Information

June 30, 2025

James Balanced: Golden Rainbow Fund

James Small Cap Fund

James Micro Cap Fund

James Aggressive Allocation Fund

TABLE OF CONTENTS

Schedule of Investments
James Balanced: Golden Rainbow Fund	3
James Small Cap Fund	7
James Micro Cap Fund	10
James Aggressive Allocation Fund	13
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights
James Balanced: Golden Rainbow Fund – Retail Class	23
James Balanced: Golden Rainbow Fund – Institutional Class	24
James Small Cap Fund	25
James Micro Cap Fund	26
James Aggressive Allocation Fund	27
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	36
Additional Information	37

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2025

	Shares	Value
COMMON STOCKS - 45.5%
Communication Services - 4.7%
Alphabet, Inc. - Class A	44,762	$7,888,407
AT&T, Inc.	34,083	986,362
Meta Platforms, Inc. - Class A	7,372	5,441,199
Netflix, Inc. (a)	990	1,325,739
T-Mobile US, Inc.	15,000	3,573,900
		19,215,607
Consumer Discretionary - 5.2%
Amazon.com, Inc. (a)	32,385	7,104,944
Deckers Outdoor Corporation (a)	9,268	955,253
Home Depot, Inc. (The)	11,461	4,202,061
M/I Homes, Inc. (a)	17,000	1,906,040
McDonald’s Corporation	18,350	5,361,320
TJX Companies, Inc. (The)	15,000	1,852,350
		21,381,968
Consumer Staples - 3.1%
Casey’s General Stores, Inc.	3,452	1,761,452
Procter & Gamble Company (The)	25,363	4,040,833
Walmart, Inc.	72,964	7,134,420
		12,936,705
Energy - 1.4%
Chevron Corporation	20,000	2,863,800
Exxon Mobil Corporation	15,605	1,682,219
Valero Energy Corporation	10,032	1,348,501
		5,894,520
Financials - 7.9%
Arthur J. Gallagher & Company	9,295	2,975,515
Bancorp, Inc. (The) (a)	24,149	1,375,769
Berkshire Hathaway, Inc. - Class B (a)	7,007	3,403,790
BlackRock, Inc.	1,642	1,722,869
Enova International, Inc. (a)	49,844	5,558,603
Goldman Sachs Group, Inc. (The)	4,377	3,097,822
JPMorgan Chase & Company	30,926	8,965,756
MGIC Investment Corporation	31,967	889,961
Nelnet, Inc. - Class A	15,000	1,816,800
Primerica, Inc.	2,086	570,876
Regions Financial Corporation	89,093	2,095,467
		32,473,228
Health Care - 3.2%
Abbott Laboratories	19,650	2,672,597
AbbVie, Inc.	13,000	2,413,060
AstraZeneca plc - ADR	28,104	1,963,908
Eli Lilly & Company	4,874	3,799,428
Halozyme Therapeutics, Inc. (a)	10,676	555,366
Johnson & Johnson	10,625	1,622,969
		13,027,328
Industrials - 3.6%
ABB Ltd. - ADR	36,350	2,169,005
Caterpillar, Inc.	9,252	3,591,719
Eaton Corporation plc	10,179	3,633,800
General Electric Company	4,150	1,068,169

See Notes to Financial Statements.
Financial Statements | June 30, 2025	3

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2025

	Shares	Value
Industrials - 3.6% (continued)
Republic Services, Inc.	5,273	$1,300,375
United Rentals, Inc.	4,060	3,058,804
		14,821,872
Information Technology - 14.8%
Apple, Inc.	50,105	10,280,043
ASML Holding N.V.	2,632	2,109,258
Broadcom, Inc.	16,803	4,631,747
Insight Enterprises, Inc. (a)	20,011	2,763,219
Jabil, Inc.	19,148	4,176,179
Mastercard, Inc. - Class A	9,000	5,057,460
Microsoft Corporation	32,035	15,934,529
Nova Ltd. (a)	14,166	3,898,483
NVIDIA Corporation	70,000	11,059,299
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	3,534	800,416
		60,710,633
Materials - 0.3%
Linde plc	2,309	1,083,337

Real Estate - 0.4%
CBRE Group, Inc. - Class A (a)	12,898	1,807,268

Utilities - 0.9%
American Electric Power Company, Inc.	19,082	1,979,949
Iberdrola S.A. - ADR	22,276	1,714,806
		3,694,755
Total Common Stocks
(Cost $77,914,648)		$187,047,221

	Shares	Value
EXCHANGE-TRADED FUNDS - 7.3%
Global X Defense Tech ETF	32,502	$1,958,246
iShares Gold Trust (a)	209,455	13,061,614
iShares MSCI EAFE ETF	55,527	4,963,559
iShares MSCI Germany ETF	58,216	2,463,118
iShares Russell 2000 ETF	25,000	5,394,750
Select STOXX Europe Aerospace & Defense ETF	14,735	635,815
Vanguard FTSE Emerging Markets ETF	27,506	1,360,447
Total Exchange-Traded Funds
(Cost $19,723,587)		$29,837,549

	Par Value	Value
CORPORATE BONDS - 10.3%
Communication Services - 0.7%
AT&T, Inc., 2.950%, due 07/15/26	$1,000,000	$984,794
Comcast Corporation, 5.350%, due 11/15/27	2,000,000	2,052,658
		3,037,452
Consumer Staples - 1.5%
McCormick & Company, 4.700%, due 10/15/34	2,500,000	2,424,534
Tyson Foods, Inc., 4.000%, due 03/01/26	1,500,000	1,495,193
Walmart, Inc., 5.250%, due 09/01/35	2,000,000	2,100,873
		6,020,600

See Notes to Financial Statements.
4	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2025

	Par Value	Value
Energy - 0.5%
Energy Transfer LP, 5.550%, due 05/15/34	$2,000,000	$2,024,743

Financials - 3.1%
Bank of America Corporation, 1.250%, due 09/24/26	2,000,000	1,928,698
John Deere Capital Corporation, 5.100%, due 04/11/34	4,000,000	4,089,881
JPMorgan Chase & Company, 4.800%, due 07/29/27	2,000,000	2,017,528
Morgan Stanley, 5.320%, due 07/19/35	2,500,000	2,530,519
State Street Corporation, 5.272%, due 08/03/26	2,000,000	2,020,083
		12,586,709
Health Care - 2.0%
Cigna Group (The), 5.125%, due 05/15/31	1,000,000	1,028,620
CVS Health Corporation, 5.400%, due 06/01/29	2,500,000	2,572,914
UC Health, LLC, 5.858%, due 08/01/35	2,500,000	2,562,587
UnitedHealth Group, Inc., 5.000%, due 04/15/34	2,000,000	1,999,232
		8,163,353
Industrials - 0.8%
Caterpillar, Inc., 8.250%, due 12/15/38	1,000,000	1,263,381
Trane Technologies Financing Ltd., 5.100%, due 06/13/34	2,000,000	2,029,528
		3,292,909
Information Technology - 0.8%
Apple, Inc., 2.050%, due 09/11/26	2,500,000	2,442,676
PayPal Holdings, Inc., 2.650%, due 10/01/26	1,000,000	982,004
		3,424,680
Materials - 0.2%
Air Products & Chemicals, Inc., 4.850%, due 02/08/34	1,000,000	1,002,480

Real Estate - 0.2%
Kimco Realty OP, LLC, 4.850%, due 03/01/35	1,000,000	978,964

Utilities - 0.5%
Kentucky Utilities Company, 5.125%, due 11/01/40	1,000,000	963,521
NextEra Energy Capital Holdings, Inc., 1.875%, due 01/15/27	1,000,000	964,343
		1,927,864
Total Corporate Bonds
(Cost $41,941,298)		$42,459,754

	Par Value	Value
MORTGAGE-BACKED SECURITIES - 2.7%
Federal National Mortgage Association - 2.7%
Federal National Mortgage Association,
3.500%, due 09/01/33	$2,352,766	$2,293,979
3.500%, due 05/25/47	193,376	187,049
2.500%, due 01/01/57	10,365,300	8,602,797
Total Mortgage-Backed Securities
(Cost $12,564,037)		$11,083,825

See Notes to Financial Statements.
Financial Statements | June 30, 2025	5

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2025

	Par Value	Value
U.S. GOVERNMENT & AGENCIES - 4.0%
Federal Farm Credit Bank - 1.8%
Federal Farm Credit Bank,
0.670%, due 08/04/25	$2,000,000	$1,992,935
2.750%, due 11/06/26	5,725,000	5,633,139
		7,626,074
Federal Home Loan Bank - 2.2%
Federal Home Loan Bank,
4.050%, due 07/28/25	2,000,000	1,999,507
0.580%, due 09/11/25	2,000,000	1,984,923
1.020%, due 09/17/26	2,500,000	2,410,967
5.000%, due 06/26/29	2,500,000	2,513,196
		8,908,593
Total U.S. Government & Agencies
(Cost $16,718,595)		$16,534,667

	Par Value	Value
U.S. TREASURY OBLIGATIONS - 28.8%
U.S. Treasury Bills (b) - 2.4%
4.240%, due 09/04/25	$5,000,000	$4,961,553
4.031%, due 01/22/26	5,000,000	4,885,720
		9,847,273
U.S. Treasury Bonds - 13.6%
5.500%, due 08/15/28	15,000,000	15,813,281
5.375%, due 02/15/31	20,000,000	21,512,500
4.375%, due 02/15/38	5,000,000	4,994,336
4.625%, due 11/15/44	4,000,000	3,915,625
4.750%, due 02/15/45	10,000,000	9,946,875
		56,182,617
U.S. Treasury Notes - 12.8%
4.750%, due 07/31/25	5,000,000	5,001,339
5.000%, due 09/30/25	10,000,000	10,015,430
4.250%, due 11/30/26	7,500,000	7,538,672
2.375%, due 05/15/27	10,000,000	9,752,734
4.375%, due 05/15/34	15,000,000	15,233,789
4.250%, due 05/15/35	5,000,000	5,007,813
		52,549,777
Total U.S. Treasury Obligations
(Cost $117,417,733)		$118,579,667

	Shares	Value
MONEY MARKET FUNDS - 1.3%
First American Treasury Obligations Fund - Class X, 4.23% (c) (Cost $5,237,673)	5,237,673	$5,237,673

Total Investments at Value - 99.9%
(Cost $291,517,571)		$410,780,356
Other Assets in Excess of Liabilities - 0.1%		585,118
Net Assets - 100.0%		$411,365,474

(a)	Non-income producing security.
(b)	The rate shown is the annualized yield at the time of purchase.
(c)	The rate shown is the 7-day effective yield as of June 30, 2025.

ADR - American Depositary Receipt.

See Notes to Financial Statements.
6	www.jamesinvestment.com

James Small Cap Fund	Schedule of Investments
June 30, 2025

	Shares	Value
COMMON STOCKS - 96.3%
Consumer Discretionary - 15.7%
Academy Sports & Outdoors, Inc.	4,504	$201,824
Adtalem Global Education, Inc. (a)	3,708	471,769
Beazer Homes USA, Inc. (a)	14,370	321,457
Boot Barn Holdings, Inc. (a)	4,647	706,344
Brinker International, Inc. (a)	14,791	2,667,260
Buckle, Inc. (The)	9,450	428,558
Kontoor Brands, Inc.	4,564	301,087
M/I Homes, Inc. (a)	2,458	275,591
Patrick Industries, Inc.	9,285	856,727
Urban Outfitters, Inc. (a)	10,454	758,333
Winmark Corporation	1,921	725,389
YETI Holdings, Inc. (a)	13,361	421,139
		8,135,478
Consumer Staples - 5.1%
Andersons, Inc. (The)	9,421	346,222
Casey’s General Stores, Inc.	809	412,808
Coca-Cola Consolidated, Inc.	11,080	1,237,083
PriceSmart, Inc.	6,383	670,470
		2,666,583
Energy - 4.3%
Chord Energy Corporation	1,480	143,338
Core Natural Resources, Inc.	3,313	231,049
HF Sinclair Corporation	8,907	365,900
Magnolia Oil & Gas Corporation - Class A	19,100	429,368
Matador Resources Company	11,181	533,556
Murphy Oil Corporation	9,285	208,913
Northern Oil and Gas, Inc.	10,498	297,618
		2,209,742
Financials - 27.0%
American Financial Group, Inc.	2,630	331,932
Assured Guaranty Ltd.	10,300	897,130
Axos Financial, Inc. (a)	6,132	466,277
Bancorp, Inc. (The) (a)	7,299	415,824
BankUnited, Inc.	7,059	251,230
Enova International, Inc. (a)	17,830	1,988,402
Evercore, Inc. - Class A	6,730	1,817,234
EZCORP, Inc. - Class A (a)	38,400	532,992
Federated Hermes, Inc.	7,849	347,868
First BanCorporation	47,750	994,632
Houlihan Lokey, Inc.	6,300	1,133,685
MGIC Investment Corporation	37,900	1,055,136
Piper Sandler Companies	6,085	1,691,265
Radian Group, Inc.	26,798	965,264
SouthState Corporation	5,620	517,209
WisdomTree, Inc.	48,595	559,328
		13,965,408
Health Care - 11.4%
Alkermes plc (a)	9,050	258,921
ANI Pharmaceuticals, Inc. (a)	4,050	264,263
Corcept Therapeutics, Inc. (a)	14,427	1,058,942

See Notes to Financial Statements.
Financial Statements | June 30, 2025	7

James Small Cap Fund	Schedule of Investments
June 30, 2025

	Shares	Value
Health Care - 11.4% (continued)
Dynavax Technologies Corporation (a)	55,014	$545,739
Ensign Group, Inc. (The)	2,241	345,697
Halozyme Therapeutics, Inc. (a)	10,595	551,151
Innoviva, Inc. (a)	44,092	885,808
Integer Holdings Corporation (a)	5,696	700,437
National HealthCare Corporation	3,545	379,350
Option Care Health, Inc. (a)	10,500	341,040
Supernus Pharmaceuticals, Inc. (a)	17,531	552,577
		5,883,925
Industrials - 10.6%
Applied Industrial Technologies, Inc.	1,593	370,293
Avista Corporation	12,505	474,565
Boise Cascade Company	4,976	432,016
FTI Consulting, Inc. (a)	5,610	906,015
Generac Holdings, Inc. (a)	4,288	614,084
Hillenbrand, Inc.	13,136	263,640
Powell Industries, Inc.	2,109	443,839
Ryder System, Inc.	3,873	615,807
Sterling Infrastructure, Inc. (a)	2,979	687,345
WESCO International, Inc.	3,831	709,501
		5,517,105
Information Technology - 9.0%
ACM Research, Inc. - Class A (a)	16,000	414,400
Avnet, Inc.	8,250	437,910
Axcelis Technologies, Inc. (a)	3,952	275,415
Concentrix Corporation	2,500	132,138
Insight Enterprises, Inc. (a)	3,605	497,796
InterDigital, Inc.	1,700	381,191
Nova Ltd. (a)	3,000	825,600
PC Connection, Inc.	17,500	1,151,150
Progress Software Corporation	5,935	378,890
TD SYNNEX Corporation	1,100	149,270
		4,643,760
Materials - 3.4%
Cleveland-Cliffs, Inc. (a)	24,575	186,770
Graphic Packaging Holding Company	15,189	320,032
Innospec, Inc.	5,286	444,500
Sylvamo Corporation	3,724	186,572
Warrior Met Coal, Inc.	13,785	631,767
		1,769,641
Real Estate - 6.8%
Agree Realty Corporation	10,755	785,761
EPR Properties	5,860	341,403
National Storage Affiliates Trust	21,991	703,492
Sabra Health Care REIT, Inc.	19,667	362,659
STAG Industrial, Inc.	8,912	323,327
Terreno Realty Corporation	7,950	445,757
Urban Edge Properties	13,725	256,109
Xenia Hotel & Resorts, Inc.	25,153	316,173
		3,534,681

See Notes to Financial Statements.
8	www.jamesinvestment.com

James Small Cap Fund	Schedule of Investments
June 30, 2025

	Shares	Value
Utilities - 3.0%
IDACORP, Inc.	4,183	$482,927
Otter Tail Corporation	8,253	636,224
Portland General Electric Company	10,455	424,787
		1,543,938
Total Common Stocks
(Cost $32,409,605)		$49,870,261

	Shares	Value
MONEY MARKET FUNDS - 3.8%
First American Treasury Obligations Fund - Class X, 4.23% (b) (Cost $1,953,216)	1,953,216	$1,953,216

Total Investments at Value - 100.1%
(Cost $34,362,821)		$51,823,477
Liabilities in Excess of Other Assets - (0.1%)		(65,799)
Net Assets - 100.0%		$51,757,678

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2025.

See Notes to Financial Statements.
Financial Statements | June 30, 2025	9

James Micro Cap Fund	Schedule of Investments
June 30, 2025

	Shares	Value
COMMON STOCKS - 96.9%
Consumer Discretionary - 8.3%
Build-A-Bear Workshop, Inc.	4,044	$208,509
Century Communities, Inc.	4,662	262,564
Haverty Furniture Companies, Inc.	13,509	274,908
M/I Homes, Inc. (a)	4,097	459,355
Modine Manufacturing Company (a)	4,078	401,683
Oxford Industries, Inc.	1,280	51,520
Patrick Industries, Inc.	6,066	559,710
		2,218,249
Consumer Staples - 5.0%
Central Garden & Pet Company - Class A (a)	16,385	512,687
Ingles Markets, Inc. - Class A	10,714	679,053
SpartanNash Company	2,834	75,073
Spectrum Brands Holdings, Inc.	1,602	84,906
		1,351,719
Energy - 2.4%
Civitas Resources, Inc.	4,523	124,473
Dorian LPG Ltd.	9,544	232,683
PrimeEnergy Resources Corporation (a)	751	109,931
REX American Resources Corporation (a)	3,610	175,843
		642,930
Financials - 32.8%
Banco Latinoamericano de Comercio Exterior S.A. - Class E	3,372	135,892
Bancorp, Inc. (The) (a)	6,900	393,093
Donnelley Financial Solutions, Inc. (a)	16,726	1,031,158
Enova International, Inc. (a)	16,099	1,795,361
EZCORP, Inc. - Class A (a)	5,505	76,409
Federal Agricultural Mortgage Corporation - Class C	5,967	1,159,268
Investar Holding Corporation	8,542	165,031
Merchants Bancorp	23,196	767,092
Nelnet, Inc. - Class A	5,646	683,844
OFG Bancorp	25,456	1,089,517
Piper Sandler Companies	4,690	1,303,539
QCR Holdings, Inc.	1,072	72,789
Skyward Specialty Insurance Group, Inc. (a)	2,632	152,103
		8,825,096
Health Care - 11.7%
Artivion, Inc. (a)	6,753	210,018
Dynavax Technologies Corporation (a)	11,764	116,699
Innoviva, Inc. (a)	20,082	403,447
Integer Holdings Corporation (a)	6,396	786,517
iRadimed Corporation	2,400	143,496
Kiniksa Pharmaceuticals International plc (a)	6,909	191,172
LeMaitre Vascular, Inc.	2,165	179,803
OraSure Technologies, Inc. (a)	9,526	28,578
Pennant Group, Inc. (The) (a)	5,582	166,623
Semler Scientific, Inc. (a)	2,765	107,116
SIGA Technologies, Inc. (a)	52,400	341,648
Tactile Systems Technology, Inc. (a)	4,236	42,953
UFP Technologies, Inc. (a)	1,193	291,283
Zymeworks, Inc. (a)	10,578	132,754
		3,142,107

See Notes to Financial Statements.
10	www.jamesinvestment.com

James Micro Cap Fund	Schedule of Investments
June 30, 2025

	Shares	Value
Industrials - 12.9%
Acme United Corporation	2,095	$86,838
Allegiant Travel Company (a)	888	48,796
ArcBest Corporation	5,285	406,998
Argan, Inc.	628	138,461
Blue Bird Corporation (a)	3,750	161,850
Boise Cascade Company	2,500	217,050
Columbus McKinnon Corporation	2,198	33,563
CRA International, Inc.	3,384	634,059
Genco Shipping & Trading Ltd.	8,000	104,560
GEO Group, Inc. (The) (a)	7,691	184,199
Heidrick & Struggles International, Inc.	3,400	155,584
Insteel Industries, Inc.	3,500	130,235
Kforce, Inc.	2,400	98,712
NWPX Infrastructure, Inc. (a)	3,394	139,188
Powell Industries, Inc.	389	81,865
Sterling Infrastructure, Inc. (a)	604	139,361
Transcat, Inc. (a)	2,200	189,112
Unitil Corporation	3,401	177,363
V2X, Inc. (a)	6,950	337,423
		3,465,217
Information Technology - 16.3%
ePlus, Inc. (a)	4,600	331,660
Insight Enterprises, Inc. (a)	4,631	639,472
Nova Ltd. (a)	7,543	2,075,834
PC Connection, Inc.	12,184	801,463
Photronics, Inc. (a)	22,198	417,988
ScanSource, Inc. (a)	3,090	129,193
		4,395,610
Materials - 5.3%
Innospec, Inc.	2,821	237,218
Radius Recycling, Inc. - Class A	13,227	392,710
United States Lime & Minerals, Inc.	7,966	795,006
		1,424,934
Real Estate - 1.3%
PotlatchDeltic Corporation	7,517	288,427
Xenia Hotel & Resorts, Inc.	3,907	49,111
		337,538
Utilities - 0.9%
Clearway Energy, Inc. - Class C	7,332	234,624

Total Common Stocks
(Cost $13,206,738)		$26,038,024

	Number of Rights	Value
RIGHT - 0.0% (b)
Cartesian Therapeutics, Inc. (a)(c)(d) (Cost $17,942)	94,737	$947

See Notes to Financial Statements.
Financial Statements | June 30, 2025	11

James Micro Cap Fund	Schedule of Investments
June 30, 2025

	Shares	Value
MONEY MARKET FUNDS - 3.2%
First American Treasury Obligations Fund - Class X, 4.23% (e) (Cost $866,994)	866,994	$866,994

Total Investments at Value - 100.1%
(Cost $14,091,674)		$26,905,965
Liabilities in Excess of Other Assets - (0.1%)		(20,342)
Net Assets - 100.0%		$26,885,623

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	Expiration date not available.
(d)	Level 3 security in accordance with fair value hierarchy.
(e)	The rate shown is the 7-day effective yield as of June 30, 2025.

See Notes to Financial Statements.
12	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments
June 30, 2025

	Shares	Value
COMMON STOCKS - 80.0%
Communication Services - 9.7%
Alphabet, Inc. - Class A	4,420	$778,937
AT&T, Inc.	13,250	383,455
Meta Platforms, Inc. - Class A	1,190	878,327
T-Mobile US, Inc.	2,000	476,520
		2,517,239
Consumer Discretionary - 7.7%
Amazon.com, Inc. (a)	600	131,634
Boot Barn Holdings, Inc. (a)	1,650	250,800
Deckers Outdoor Corporation (a)	4,500	463,815
Home Depot, Inc. (The)	700	256,648
Kontoor Brands, Inc.	1,000	65,970
M/I Homes, Inc. (a)	2,000	224,240
McDonald’s Corporation	1,000	292,170
Tractor Supply Company	6,025	317,939
		2,003,216
Consumer Staples - 4.2%
Coca-Cola Consolidated, Inc.	500	55,825
Costco Wholesale Corporation	250	247,485
Procter & Gamble Company (The)	1,700	270,844
Walmart, Inc.	5,100	498,678
		1,072,832
Energy - 4.6%
Cheniere Energy, Inc.	845	205,774
Chevron Corporation	2,000	286,380
Matador Resources Company	5,000	238,600
Petroleo Brasileiro S.A. - ADR	20,000	250,200
Valero Energy Corporation	1,500	201,630
		1,182,584
Financials - 13.5%
Bancorp, Inc. (The) (a)	4,900	279,153
BlackRock, Inc.	475	498,394
Charles Schwab Corporation (The)	3,000	273,720
Enova International, Inc. (a)	7,700	858,704
Goldman Sachs Group, Inc. (The)	915	647,591
JPMorgan Chase & Company	2,000	579,820
MGIC Investment Corporation	5,200	144,768
Primerica, Inc.	800	218,936
		3,501,086
Health Care - 6.3%
AbbVie, Inc.	1,250	232,025
AstraZeneca plc - ADR	4,000	279,520
Cigna Group (The)	800	264,464
Eli Lilly & Company	525	409,254
Johnson & Johnson	1,295	197,811
Zoetis, Inc.	1,595	248,740
		1,631,814
Industrials - 6.3%
ABB Ltd. - ADR	3,500	208,845
Caterpillar, Inc.	800	310,568
Deere & Company	435	221,193
Eaton Corporation plc	1,175	419,464

See Notes to Financial Statements.
Financial Statements | June 30, 2025	13

James Aggressive Allocation Fund	Schedule of Investments
June 30, 2025

	Shares	Value
Industrials - 6.3% (continued)
General Electric Company	1,000	$257,390
Union Pacific Corporation	850	195,568
Veralto Corporation	275	27,761
		1,640,789
Information Technology - 21.7%
Apple, Inc.	3,200	656,544
ASML Holding N.V.	575	460,799
Broadcom, Inc.	3,000	826,950
Cadence Design Systems, Inc. (a)	1,975	608,596
Jabil, Inc.	1,800	392,580
Mastercard, Inc. - Class A	690	387,738
Microsoft Corporation	1,640	815,753
NVIDIA Corporation	7,960	1,257,601
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	1,000	226,490
		5,633,051
Materials - 2.0%
CF Industries Holdings, Inc.	500	46,000
James Hardie Industries plc - ADR (a)	6,800	182,852
Linde plc	400	187,672
Nucor Corporation	700	90,678
		507,202
Real Estate - 2.2%
Digital Realty Trust, Inc.	1,500	261,495
Prologis, Inc.	2,905	305,373
		566,868
Utilities - 1.8%
Iberdrola S.A. - ADR	2,700	207,846
NextEra Energy, Inc.	3,780	262,408
		470,254
Total Common Stocks
(Cost $11,283,330)		$20,726,935

	Shares	Value
EXCHANGE-TRADED FUNDS - 3.7%
Global X Defense Tech ETF	4,500	$271,125
iShares MSCI Germany ETF	3,000	126,930
Range Nuclear Renaissance Index ETF (a)	2,500	141,400
Select STOXX Europe Aerospace & Defense ETF	6,281	271,025
SPDR Gold Shares (a)	500	152,415
Total Exchange-Traded Funds
(Cost $864,976)		$962,895

	Par Value	Value
CORPORATE BONDS - 5.3%
Consumer Discretionary - 1.8%
Starbucks Corporation, 2.550%, due 11/15/30	$500,000	$453,168

See Notes to Financial Statements.
14	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments
June 30, 2025

	Par Value	Value
Financials - 1.1%
Bank of Montreal, 2.000%, due 12/22/26	$200,000	$192,336
State Street Corporation, 5.272%, due 08/03/26	100,000	101,004
		293,340
Health Care - 1.3%
AstraZeneca plc, 0.700%, due 04/08/26	250,000	243,194
Cigna Group (The), 5.125%, due 05/15/31	100,000	102,862
		346,056
Information Technology - 0.7%
Automatic Data Processing, Inc., 1.250%, due 09/01/30	200,000	173,221

Real Estate - 0.4%
Kimco Realty OP, LLC, 4.850%, due 03/01/35	100,000	97,897

Total Corporate Bonds
(Cost $1,445,430)		$1,363,682

	Par Value	Value
U.S. GOVERNMENT & AGENCIES - 3.8%
Federal Farm Credit Bank - 1.9%
Federal Farm Credit Bank, 0.670%, due 08/04/25	$500,000	$498,234

Federal National Mortgage Association - 1.9%
Federal National Mortgage Association, 0.560%, due 10/22/25	500,000	494,309

Total U.S. Government & Agencies
(Cost $1,000,000)		$992,543

	Par Value	Value
U.S. TREASURY OBLIGATIONS - 6.2%
U.S. Treasury Bills (b) - 0.9%
4.115%, due 01/22/26	$250,000	$244,286

U.S. Treasury Bonds - 3.6%
3.625%, due 02/15/44	100,000	85,613
4.750%, due 02/15/45	100,000	99,469
2.250%, due 08/15/49	750,000	470,479
4.250%, due 02/15/54	300,000	273,656
		929,217
U.S. Treasury Notes - 1.7%
2.625%, due 02/15/29	250,000	240,752
4.375%, due 05/15/34	200,000	203,117
		443,869
Total U.S. Treasury Obligations
(Cost $1,664,106)		$1,617,372

See Notes to Financial Statements.
Financial Statements | June 30, 2025	15

James Aggressive Allocation Fund	Schedule of Investments
June 30, 2025

	Shares	Value
MONEY MARKET FUNDS - 0.9%
First American Treasury Obligations Fund - Class X, 4.23% (c) (Cost $238,375)	238,375	$238,375

Total Investments at Value - 99.9%
(Cost $16,496,217)		$25,901,802
Other Assets in Excess of Liabilities - 0.1%		14,498
Net Assets - 100.0%		$25,916,300

(a)	Non-income producing security.
(b)	The rate shown is the annualized yield at the time of purchase.
(c)	The rate shown is the 7-day effective yield as of June 30, 2025.

ADR - American Depositary Receipt.

See Notes to Financial Statements.
16	www.jamesinvestment.com

James Advantage Funds	Statements of Assets and Liabilities
June 30, 2025

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
ASSETS

Investment securities:
At cost	$291,517,571	$34,362,821	$14,091,674	$16,496,217
At value	410,780,356	51,823,477	26,905,965	25,901,802
Receivable for capital shares sold	21,191	16,648	—	2
Dividends and interest receivable	2,008,487	35,080	14,621	35,512
Receivable for investment securities sold/maturities	4,144,960	—	—	—
Tax reclaims receivable	29,487	—	—	1,914
Other assets	38,426	1,202	857	—
Total Assets	417,022,907	51,876,407	26,921,443	25,939,230

LIABILITIES

Payable for capital shares redeemed	163,506	—	—	—
Payable for investment securities purchased	5,102,193	—	—	—
Accrued expenses:
Management fees (Note 4)	245,764	51,906	31,491	19,536
Administration fees (Note 4)	3,296	—	—	—
12b-1 distribution and service fees (Note 4)	76,593	63,816	—	—
Trustee fees (Note 4)	11,890	3,007	4,329	3,394
Other accrued expenses	54,191	—	—	—
Total Liabilities	5,657,433	118,729	35,820	22,930
Net Assets	$411,365,474	$51,757,678	$26,885,623	$25,916,300

NET ASSETS CONSIST OF

Paid-in capital	$281,323,593	$31,865,486	$15,501,976	$16,804,751
Distributable earnings	130,041,881	19,892,192	11,383,647	9,111,549
Net Assets	$411,365,474	$51,757,678	$26,885,623	$25,916,300

PRICING OF RETAIL CLASS SHARES

Net assets	$312,144,476	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	13,548,107	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$23.04	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES

Net assets	$99,220,998	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	4,386,637	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$22.62	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$51,757,678	$26,885,623	$25,916,300
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	1,304,268	1,289,991	1,749,926
Net assets value, offering price and redemption price per share	N/A	$39.68	$20.84	$14.81

See Notes to Financial Statements.
Financial Statements | June 30, 2025	17

James Advantage Funds	Statements of Operations
For the Year Ended June 30, 2025

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
INVESTMENT INCOME
Dividends (Net of withholding taxes of $24,305, $4,870, $4,009 and $7,421, respectively)	$2,994,688	$828,016	$385,332	$308,094
Interest	7,464,805	16,608	—	109,690
Total Income	10,459,493	844,624	385,332	417,784
EXPENSES
Management fees (Note 4)	3,087,863	616,172	408,420	243,789
12b-1 distribution and service fees - Retail Class (Note 4)	799,846	—	—	—
12b-1 distribution and service fees (Note 4)	—	126,289	—	—
Administration fees (Note 4)	208,640	—	—	—
Trustee fees and expenses (Note 4)	121,809	15,272	10,424	8,764
Audit and tax services fees	81,590	—	—	—
Transfer agent fees (Note 4)	56,374	—	—	—
Legal fees	42,234	—	—	—
Registration fees	42,223	—	—	—
Shareholder reporting expenses	37,584	—	—	—
Custodian fees	33,853	—	—	—
Insurance fees	23,764	—	—	—
Other expenses	319,556	—	—	—
Total Expenses	4,855,336	757,733	418,844	252,553
Net Investment Income (Loss)	5,604,157	86,891	(33,512)	165,231
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains (losses) from investment transactions	17,056,651	2,705,729	(1,366,707)	207,338
Net change in unrealized appreciation (depreciation) on investments	11,585,506	2,527,271	1,623,625	2,088,880
Net Realized and Unrealized Gains on Investments	28,642,157	5,233,000	256,918	2,296,218
Net Increase in Net Assets Resulting from Operations	$34,246,314	$5,319,891	$223,406	$2,461,449

See Notes to Financial Statements.
18	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024
FROM OPERATIONS

Net investment income	$5,604,157	$4,996,495
Net realized gains from investment transactions	17,056,651	6,628,516
Net change in unrealized appreciation (depreciation) on investments	11,585,506	42,120,577
Net increase in net assets resulting from operations	34,246,314	53,745,588

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)

Retail Class Shares	(10,945,847)	(6,836,783)
Institutional Class	(3,657,851)	(2,145,198)
Decrease in net assets from distributions to shareholders	(14,603,698)	(8,981,981)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares
Proceeds from shares sold	4,475,871	4,406,941
Net asset value of shares issued in reinvestment of distributions to shareholders	10,779,906	6,727,721
Payments for shares redeemed	(49,833,195)	(52,946,205)
Net decrease in net assets from Retail Class capital share transactions	(34,577,418)	(41,811,543)

Institutional Class Shares
Proceeds from shares sold	8,666,917	11,561,051
Net asset value of shares issued in reinvestment of distributions to shareholders	3,472,919	2,064,397
Payments for shares redeemed	(13,711,053)	(20,958,355)
Net decrease in net assets from Institutional Class capital share transactions	(1,571,217)	(7,332,907)
Total decrease in net assets	(16,506,019)	(4,380,843)

NET ASSETS:

Beginning of year	427,871,493	432,252,336
End of year	$411,365,474	$427,871,493

CAPITAL SHARE ACTIVITY

Retail Class
Shares sold	198,864	212,897
Shares issued in reinvestment of distributions to shareholders	473,594	331,002
Shares redeemed	(2,212,159)	(2,588,831)
Net decrease in shares outstanding	(1,539,701)	(2,044,932)
Shares outstanding, beginning of year	15,087,808	17,132,740
Shares outstanding, end of year	13,548,107	15,087,808

Institutional Class Shares
Shares sold	391,954	569,532
Shares issued in reinvestment of distributions to shareholders	155,447	103,046
Shares redeemed	(617,168)	(1,047,134)
Net decrease in shares outstanding	(69,767)	(374,556)
Shares outstanding, beginning of year	4,456,404	4,830,960
Shares outstanding, end of year	4,386,637	4,456,404

See Notes to Financial Statements.
Financial Statements | June 30, 2025	19

James Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024
FROM OPERATIONS

Net investment income	$86,891	$94,916
Net realized gains from investment transactions	2,705,729	3,275,955
Net change in unrealized appreciation (depreciation) on investments	2,527,271	5,105,922
Net increase in net assets resulting from operations	5,319,891	8,476,793

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(3,261,603)	(223,700)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold	9,202,169	4,362,733
Net asset value of shares issued in reinvestment of distributions to shareholders	3,213,346	219,562
Payments for shares redeemed	(7,569,754)	(2,768,673)
Net increase in net assets from capital share transactions	4,845,761	1,813,622
Total increase in net assets	6,904,049	10,066,715

NET ASSETS

Beginning of year	44,853,629	34,786,914
End of year	$51,757,678	$44,853,629

CAPITAL SHARE ACTIVITY

Shares sold	230,443	121,795
Shares issued in reinvestment of distributions to shareholders	78,385	6,537
Shares redeemed	(194,325)	(81,376)
Net increase in shares outstanding	114,503	46,956
Shares outstanding, beginning of year	1,189,765	1,142,809
Shares outstanding, end of year	1,304,268	1,189,765

See Notes to Financial Statements.
20	www.jamesinvestment.com

James Micro Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024
FROM OPERATIONS

Net investment income (loss)	$(33,512)	$76,731
Net realized gains (losses) from investment transactions	(1,366,707)	749,012
Net change in unrealized appreciation (depreciation) on investments	1,623,625	3,807,659
Net increase in net assets resulting from operations	223,406	4,633,402

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(401,574)	(163,890)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold	1,335,316	1,750,959
Net asset value of shares issued in reinvestment of distributions to shareholders	397,226	162,067
Proceeds from redemption fees collected (Note 2)	—	3,272
Payments for shares redeemed	(2,278,951)	(1,456,245)
Net increase (decrease) in net assets from capital share transactions	(546,409)	460,053
Total increase (decrease) in net assets	(724,577)	4,929,565

NET ASSETS

Beginning of year	27,610,200	22,680,635
End of year	$26,885,623	$27,610,200

CAPITAL SHARE ACTIVITY

Shares sold	62,827	86,753
Shares issued in reinvestment of distributions to shareholders	17,233	7,810
Shares redeemed	(111,614)	(72,275)
Net increase (decrease) in shares outstanding	(31,554)	22,288
Shares outstanding, beginning of year	1,321,545	1,299,257
Shares outstanding, end of year	1,289,991	1,321,545

See Notes to Financial Statements.
Financial Statements | June 30, 2025	21

James Aggressive Allocation Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024
FROM OPERATIONS

Net investment income	$165,231	$156,160
Net realized gains from investment transactions	207,338	152,456
Net change in unrealized appreciation (depreciation) on investments	2,088,880	3,987,242
Net increase in net assets resulting from operations	2,461,449	4,295,858

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(167,727)	(135,785)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold	695,218	3,420,571
Net asset value of shares issued in reinvestment of distributions to shareholders	162,388	130,770
Payments for shares redeemed	(1,788,383)	(2,812,637)
Net increase (decrease) in net assets from capital share transactions	(930,777)	738,704
Total increase in net assets	1,362,945	4,898,777

NET ASSETS

Beginning of year	24,553,355	19,654,578
End of year	$25,916,300	$24,553,355

SUMMARY OF CAPITAL SHARE ACTIVITY

Shares sold	49,395	285,881
Shares issued in reinvestment of distributions to shareholders	11,460	10,925
Shares redeemed	(133,865)	(230,713)
Net increase (decrease) in shares outstanding	(73,010)	66,093
Shares outstanding, beginning of year	1,822,936	1,756,843
Shares outstanding, end of year	1,749,926	1,822,936

See Notes to Financial Statements.
22	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund – Retail Class	Financial Highlights
Per share data for a share outstanding throughout each year:

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Net asset value - beginning of year	$21.98	$19.76	$19.54	$22.94	$20.08
Income (loss) from investment operations:
Net investment income (a)	0.29	0.23	0.22	0.15	0.17
Net realized and unrealized gains (losses) on investments and foreign currencies	1.55	2.42	0.98	(2.02)	2.90
Total from investment operations	1.84	2.65	1.20	(1.87)	3.07

Less distributions from:
Net investment income	(0.30)	(0.24)	(0.21)	(0.16)	(0.18)
Net realized gains on investments	(0.48)	(0.19)	(0.77)	(1.37)	(0.03)
Total distributions	(0.78)	(0.43)	(0.98)	(1.53)	(0.21)
Net asset value at end of year	$23.04	21.98	19.76	19.54	22.94

Total return	8.43%	13.58%	6.41%	(8.97)%	15.38%

Net assets, end of year (in thousands)	$312,144	$331,642	$338,463	$379,714	$485,082

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.22%	1.22%	1.23%	1.18%	1.16%
Ratio of net investment income to average net assets	1.28%	1.13%	1.16%	0.68%	0.81%
Portfolio turnover rate	27%	26%	34%	26%	57%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
Financial Statements | June 30, 2025	23

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights
Per share data for a share outstanding throughout each year:

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Net asset value - beginning of year	$21.59	$19.41	$19.26	$22.63	$19.82
Income (loss) from investment operations:
Net investment income (a)	0.34	0.28	0.27	0.20	0.22
Net realized and unrealized gains (losses) on investments and foreign currencies	1.52	2.38	0.95	(1.99)	2.86
Total from investment operations	1.86	2.66	1.22	(1.79)	3.08

Less distributions from:
Net investment income	(0.35)	(0.29)	(0.30)	(0.21)	(0.24)
Net realized gains on investments	(0.48)	(0.19)	(0.77)	(1.37)	(0.03)
Total distributions	(0.83)	(0.48)	(1.07)	(1.58)	(0.27)
Net asset value at end of year	$22.62	21.59	19.41	19.26	22.63

Total return	8.72%	13.91%	6.64%	(8.73)%	15.63%

Net assets, end of year (in thousands)	$99,221	$96,230	$93,789	$106,501	$139,806

Ratios/Supplemental Data:
Ratio of expenses to average net assets	0.97%	0.97%	0.98%	0.93%	0.91%
Ratio of net investment income to average net assets	1.54%	1.38%	1.41%	0.92%	1.06%
Portfolio turnover rate	27%	26%	34%	26%	57%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
24	www.jamesinvestment.com

James Small Cap Fund	Financial Highlights
Per share data for a share outstanding throughout each year:

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Net asset value - beginning of year	$37.70	$30.44	$27.95	$30.46	$18.80
Income (loss) from investment operations:
Net investment income (a)	0.07	0.09	0.11	0.13	0.09
Net realized and unrealized gains (losses) on investments	4.45	7.37	4.19	(2.55)	11.70
Total from investment operations	4.52	7.46	4.30	(2.42)	11.79

Less distributions from:
Net investment income	(0.07)	(0.11)	(0.14)	(0.09)	(0.13)
Net realized gains on investments	(2.47)	(0.09)	(1.67)	—	—
Total distributions	(2.54)	(0.20)	(1.81)	(0.09)	(0.13)
Net asset value at end of year	$39.68	37.70	30.44	27.95	30.46

Total return	11.80%	24.59%	15.83%	(7.99)%	62.87%

Net assets, end of year (in thousands)	$51,758	$44,854	$34,787	$32,760	$39,859

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.17%	0.25%	0.36%	0.42%	0.36%
Portfolio turnover rate	18%	23%	18%	34%	42%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
Financial Statements | June 30, 2025	25

James Micro Cap Fund	Financial Highlights
Per share data for a share outstanding throughout each year:

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Net asset value - beginning of year	$20.89	$17.46	$16.44	$19.54	$12.73
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.03)	0.06	0.11	0.06	0.01
Net realized and unrealized gains (losses) on investments	0.29	3.50	2.34	(2.37)	6.88
Total from investment operations	0.26	3.56	2.45	(2.31)	6.89

Less distributions from:
Net investment income	—	(0.13)	(0.09)	(0.01)	(0.07)
Net realized gains on investments	(0.31)	—	(1.34)	(0.78)	(0.01)
Total distributions	(0.31)	(0.13)	(1.43)	(0.79)	(0.08)
Paid-in capital from redemption fees	—	0.00 (b)	—	0.00 (b)	0.00 (b)
Net asset value at end of year	$20.84	$20.89	$17.46	$16.44	$19.54

Total return	1.09%	20.39%	15.66%	(12.56)%	54.32%

Net assets, end of year (in thousands)	$26,886	$27,610	$22,681	$22,276	$29,345

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.12%)	0.30%	0.64%	0.30%	0.03%
Portfolio turnover rate	6%	10%	5%	20%	55%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.01 per share.

See Notes to Financial Statements.
26	www.jamesinvestment.com

James Aggressive Allocation Fund	Financial Highlights
Per share data for a share outstanding throughout each year:

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Net asset value - beginning of year	$13.47	$11.19	$9.81	$11.45	$9.23
Income (loss) from investment operations:
Net investment income (a)	0.09	0.08	0.10	0.04	0.04
Net realized and unrealized gains (losses) on investments and foreign currencies	1.34	2.28	1.36	(1.66)	2.27
Total from investment operations	1.43	2.36	1.46	(1.62)	2.31

Less distributions from:
Net investment income	(0.09)	(0.08)	(0.08)	(0.02)	(0.09)
Net asset value at end of year	$14.81	13.47	11.19	9.81	11.45

Total return	10.68%	21.13%	15.02%	(14.15)%	25.12%

Net assets, end of year (in thousands)	$25,916	$24,553	$19,655	$19,055	$25,576

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.01%	1.02%	1.02%	1.01%	1.01%
Ratio of net investment income to average net assets	0.66%	0.72%	0.89%	0.34%	0.42%
Portfolio turnover rate	12%	19%	17%	39%	77%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
Financial Statements | June 30, 2025	27

James Advantage Funds	Notes to Financial Statements
June 30, 2025

1. ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund are each a diversified series of the Trust (individually a “Fund,” and collectively, the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust).

The James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The James Balanced: Golden Rainbow Fund seeks to achieve its objective by investing primarily in equity securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued, and in fixed income securities.

The James Small Cap Fund seeks to provide long-term capital appreciation. The James Small Cap Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization companies that the Adviser believes are undervalued. Small capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi U.S. Equity Small-Cap 2000 Total Return Index.

The James Micro Cap Fund seeks to provide long-term capital appreciation. The James Micro Cap Fund seeks to achieve its objective by investing primarily in equity securities of micro capitalization companies that the Adviser believes are undervalued. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi U.S. Equity Micro-Cap Total Return Index, including exchange-traded funds (“ETFs”) that invest primarily in such securities.

The James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The James Aggressive Allocation Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks. Due to its aggressive nature, the James Aggressive Allocation Fund may have a turnover ratio much higher than the James Balanced: Golden Rainbow Fund.

The Funds have adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management team of the Adviser, acts as the Funds’ CODM. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the FASB Accounting Standards Codification Topic 946.

New Accounting Pronouncement

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (“Topic 740”) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds’ financial statements.

Share Valuation

The net asset value (“NAV”) per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The NAV per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the NAV per share, except that, until May 21, 2024, shares of the James Micro Cap Fund were subject to a redemption fees of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $3,272 for the

28	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements
June 30, 2025

year ended June 30, 2024. The redemption fees are reflected on the Statements of Changes in Net Assets. Effective May 21, 2024, the James Micro Cap Fund no longer charges a redemption fee.

Securities Valuation

Securities are valued at fair value. The Funds’ portfolio securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’ opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its NAV) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a restricted security is being valued, that security will be valued at its fair value as determined by the Adviser as the Fund’s valuation designee, in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”) pursuant to Rule 2a-5 under the 1940 Act. Corporate bonds, U.S. government agencies, U.S. Treasury obligations, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information. Asset backed/commercial mortgage-backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at NAV.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or

Level 3 -	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Financial Statements | June 30, 2025	29

James Advantage Funds	Notes to Financial Statements
June 30, 2025

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2025:

James Balanced: Golden Rainbow Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$187,047,221	$—	$—	$187,047,221
Exchange-Traded Funds	29,837,549	—	—	29,837,549
Corporate Bonds	—	42,459,754	—	42,459,754
Mortgage-Backed Securities	—	11,083,825	—	11,083,825
U.S. Government & Agencies	—	16,534,667	—	16,534,667
U.S. Treasury Obligations	—	118,579,667	—	118,579,667
Money Market Funds	5,237,673	—	—	5,237,673
Total	$222,122,443	$188,657,913	$—	$410,780,356

James Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$49,870,261	$—	$—	$49,870,261
Money Market Funds	1,953,216	—	—	1,953,216
Total	$51,823,477	$—	$—	$51,823,477

James Micro Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$26,038,024	$—	$—	$26,038,024
Right	—	—	947	947
Money Market Funds	866,994	—	—	866,994
Total	$26,905,018	$—	$947	$26,905,965

James Aggressive Allocation Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$20,726,935	$—	$—	$20,726,935
Exchange-Traded Funds	962,895	—	—	962,895
Corporate Bonds	—	1,363,682	—	1,363,682
U.S. Government & Agencies	—	992,543	—	992,543
U.S. Treasury Obligations	—	1,617,372	—	1,617,372
Money Market Funds	238,375	—	—	238,375
Total	$21,928,205	$3,973,597	$—	$25,901,802

The following is a reconciliation of Level 3 instruments held in the Fund for which significant unobservable inputs were used to determine fair value for the year ended June 30, 2025.

James Micro Cap Fund

Asset Type	Balance as of June 30, 2024	Net Purchases/ Acquisitions	Net Sales	Realized Losses	Changes in Unrealized Appreciation (Depreciation)	Transfer Into Level 3*	Transfer Out of Level 3	Balance as of June 30, 2025
Right	$—	$—	$—	$—	$—	$947	$—	$947

*	The transfer into level 3 is due to the stale price.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of June 30, 2025.

James Micro Cap Fund

	Fair Value as of June 30, 2025	Valuation Technique	Unobservable Input	Input Value/ Range	Impact to Valuation from an Increase in Input
Right	$947	Discount on Future Cash Flows	Estimate of Future Cash Flows	100%	Increase

30	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements
June 30, 2025

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2025, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Foreign Currency Translation

Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, that result from changes in exchange rates.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT. Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The tax character of distributions paid to shareholders during the years ended June 30, 2025 and 2024 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
June 30, 2025
Ordinary Income	$5,684,662	$99,088	$55,312	$167,727
Long-Term Capital Gains	8,919,036	3,162,515	346,262	—
Total	$14,603,698	$3,261,603	$401,574	$167,727

June 30, 2024
Ordinary Income	$5,113,860	$115,152	$88,240	$135,785
Long-Term Capital Gains	3,868,121	108,548	75,650	—
Total	$8,981,981	$223,700	$163,890	$135,785

Financial Statements | June 30, 2025	31

James Advantage Funds	Notes to Financial Statements
June 30, 2025

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. The Adviser pays the expenses of each Fund, except for the James Balanced: Golden Rainbow Fund. These expenses exclude the management fees, detailed in Note 4, brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees, 12b-1 fees and extraordinary expenses. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the year ended June 30, 2025, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for all open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications, which are determined in accordance with federal income tax regulations, result primarily from earnings and profits being distributed on redemptions in the current year.

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Paid-in capital	$1,075,893	$360,305	$(70,558)	$—
Distributable earnings	(1,075,893)	(360,305)	70,558	—

The following information is computed on a tax basis for each item as of June 30, 2025:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Cost of investments	$291,956,549	$34,362,821	$14,091,674	$16,496,754
Gross unrealized appreciation	$121,025,944	$19,099,234	$13,524,260	$9,828,145
Gross unrealized depreciation	(2,202,137)	(1,638,578)	(709,969)	(423,097)
Net unrealized appreciation	118,823,807	17,460,656	12,814,291	9,405,048
Undistributed ordinary income	13,692	86,139	—	82,669
Undistributed long-term capital gains	11,204,382	2,345,397	—	—
Accumulated capital and other losses	—	—	(1,430,644)	(376,168)
Distributable earnings	$130,041,881	$19,892,192	$11,383,647	$9,111,549

The difference between the cost of investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and U.S. GAAP.

32	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements
June 30, 2025

Capital Losses

Under the Code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the Funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in future years may be limited under the Code and related regulations based on the results of future transactions.

Capital losses carried forward to the next tax year were as follows:

	Short-Term	Long-Term
James Aggressive Allocation Fund	$376,168	$—

During the year ended June 30, 2025, the James Aggressive Allocation Fund utilized $208,485 of capital loss carryforwards to offset current year capital gains.

James Micro Cap Fund elects to defer to the period ending June 30, 2026, capital losses recognized during the period November 1, 2024 through June 30, 2025 in the amount of $1,427,235 and qualified later year losses recognized during the period January 1, 2025 through June 30, 2025 in the amount of $3,409.

3. INVESTMENT TRANSACTIONS

During the year ended June 30, 2025, cost of purchases and proceeds from sales and maturities of investment securities (excluding short-term securities and U.S. government obligations) was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Purchases of investment securities	$42,034,709	$10,231,291	$1,615,368	$2,669,866
Proceeds from sales and maturities of investment securities	$80,617,075	$8,856,016	$3,002,846	$2,991,635

During the year ended June 30, 2025, cost of purchases and proceeds from sales and maturities of long-term U.S. government obligations was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Purchases of investment securities	$65,929,718	$—	$—	$294,995
Proceeds from sales and maturities of investment securities	$83,388,753	$—	$—	$498,171

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio and pursuant to separate management agreements between the Trust, on behalf of each Fund, and the Adviser (the “Investment Management Agreements”).

Financial Statements | June 30, 2025	33

James Advantage Funds	Notes to Financial Statements
June 30, 2025

The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

Advisory fees for the James Small Cap Fund and the James Micro Cap Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the Investment Management Agreement, the Adviser is responsible for the payment of all operating expenses of the James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund, except for brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses. The Adviser is not entitled to recoupment of such expenses.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. The Funds or the Adviser pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and certain cost related to the pricing of the Funds’ portfolio securities. Administration and transfer agent fees paid by the Funds for the year ended June 30, 2025, are disclosed on the Statements of Operations.

Plan of Distribution

Pursuant to the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (“UFD”) serves as principal underwriter and exclusive agent for distribution of shares of the Funds. UFD is a wholly-owned subsidiary of Ultimus. The James Balanced: Golden Rainbow Fund (Retail Class) and James Small Cap Fund have each adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plan”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders (“Distribution Expenses”). These Distribution Expenses are reflected as 12b-1 distribution and service fees on the Statements of Operations. Payments under a Plan are made to the Adviser or its designee, which uses them to pay Distribution Expenses on behalf of and as agent of the Trust. The amount payable by the James Small Cap Fund and the Retail Class of the James Balanced: Golden Rainbow Fund, under its Plan is 0.25% of its average daily net assets. Payments received under the Plan are in addition to the fees paid to the Adviser pursuant to the Management Agreements. Pursuant to the Plan, the Adviser shall act in the Funds’ best interests in expending or directing its designee to expend payments received by the Adviser or its designee, and such payments shall be used solely for the purpose of paying Distribution Expenses on behalf of the Funds; provided, however, that to the extent the Distribution Expenses for the period to which a payment relates are less than the payment, the Adviser may retain the excess.

Trustee Fees

Each Trustee who is not an interested person of the Trust (“Independent Trustees”), as defined in the 1940 Act, receives (1) a quarterly retainer of $8,300, (2) a per meeting fee for regularly scheduled Board meetings of $2,200, (3) a quarterly fee paid to the Audit Committee Chair of $1,050 and a quarterly fee paid to the other members of the Audit Committee of $525, (4) a per meeting fee of $2,200 for any special meeting held outside of a regularly scheduled Board meeting that the Independent Trustee is required to attend in person, (5) a per meeting fee of $220 for any special telephonic meetings held outside of a regularly scheduled Board meeting, and (6) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Such fees are presented on the Statements of Operations as Trustee fees.

Principal Holders of Fund Shares

As of June 30, 2025, the following shareholders owned of record 25% or more of the outstanding shares of each Fund, as applicable:

NAME OF RECORD OWNER	% OWNERSHIP
James Balanced: Golden Rainbow Fund
National Financial Services, LLC (for the benefit of its customers)	36%
James Micro Cap Fund
Iris James	29%
James Aggressive Allocation Fund
Iris James	25%

34	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements
June 30, 2025

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

The James Advantage Funds have a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”) with a combined maximum of $25,000,000. Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. As of June 30, 2025, none of the Funds had outstanding borrowings under the line of credit agreement. For the year ended June 30, 2025, none of the Funds utilized the line of credit. The Fund’s line of credit agreement is set to expire on July 1, 2026.

The terms of the agreements can be characterized as follows:

	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced:
Golden Rainbow Fund	$25,000,000	Prime Rate*	July 1, 2026
James Small Cap Fund	$2,000,000	Prime Rate*	July 1, 2026
James Micro Cap Fund	$1,250,000	Prime Rate*	July 1, 2026
James Aggressive Allocation Fund	$750,000	Prime Rate*	July 1, 2026

*	The rate at which the Bank announces as its prime lending rate.

7. SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of June 30, 2025, James Small Cap Fund and James Micro Cap Fund had 27.0% and 32.8%, respectively, of net assets invested in common stocks within the Financials industry sector.

8. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Financial Statements | June 30, 2025	35

James Advantage Funds	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of James Advantage Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of James Advantage Funds comprising the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund (the “Funds”), including the schedules of investments, as of June 30, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the James Advantage Funds as of June 30, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

August 26, 2025

We have served as the auditor of one or more James Advantage Funds investment companies since 1998.

36	www.jamesinvestment.com

James Advantage Funds	Additional Information
June 30, 2025 (Unaudited)

Changes in and/or Disagreements with Accountants

There were no changes in and/or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

The Board of Trustees (the “Board”) of the James Advantage Funds (the “Trust” or the “Funds”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), approved the continuation of each current management agreement by and between James Investment Research, Inc. (the “Adviser”) and the Trust, with respect to the James Aggressive Allocation Fund (the “Allocation Fund”), the James Balanced: Golden Rainbow Fund (the “Golden Rainbow Fund”), the James Micro Cap Fund (the “Micro Cap Fund”) and the James Small Cap Fund (the “Small Cap Fund”) (the “Management Agreements”) at a meeting on February 12, 2025.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Management Agreements, the Board had received sufficient information to renew and approve the applicable Management Agreement.

In renewing and approving the Management Agreements, the Board, including the Independent Trustees, considered the following factors:

Nature, Extent and Quality of Services

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Management Agreements. The Board reviewed certain background materials supplied by the Adviser, including its organizational structure and Form ADV.

The Board reviewed and considered information regarding the Adviser’s investment advisory personnel, its history as an asset manager and its performance, and the amount of assets currently under management by the Adviser. The Board also took into account the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. The Board noted that the Adviser continues to primarily rely on in-house research when making investment decisions for each Fund.

The Board considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds, and the Funds’ officers.

The Board also reviewed, among other things, the Adviser’s compliance policies generally, including its Code of Ethics.

The Board discussed each Fund’s strategy for investing in other investment companies, such as closed-end mutual funds and ETFs, to gain exposure to particular investment products, indexes, or foreign market sectors or indices.

Based on the information provided, the Board determined that the nature, extent and quality of services rendered by the Adviser to each Fund under the applicable Management Agreement was adequate and appropriate in light of the needs of such Fund.

Cost of Services Provided

The Board also reviewed the current management fees and net annual operating expense ratios of each Fund, comparing them with the management fees of a peer group of funds with the same, or very similar, investment objectives and strategies. The Trustees noted that according to the Adviser, each peer group was selected based on the investment style and strategies employed by the Funds, as well as by asset size, and was in large part, consistent with the peer group that had been used in prior periods and in other similar reports provided to the Trustees from time to time.

The Board noted that all the Funds, except the Golden Rainbow Fund, have a unitary fee structure. Under the unitary fee structure, the Adviser generally pays the expenses of the Fund. The Board noted that for the unitary fee Funds, it would not be unreasonable for the Adviser to be compensated with a higher management fee relative to the peer group members that do not employ a unitary fee structure, and that comparing the unitary fee against the net annual operating expense ratios of comparable funds was of analytical value. The Board also reviewed calculations prepared by the Adviser to derive a “net adjusted management fee” for each of the unitary fee Funds equal to the unitary fee after deduction of all direct non-distribution expenses of the Fund paid by the Adviser. The Board reviewed the comparison of the net adjusted management fee for each applicable Fund relative to the average management fee for its peer group. The Board also reviewed the net expense ratio for each Fund relative to its peer group, and noted that the Golden Rainbow Fund’s net expense ratio does not reflect an expense waiver.

The Board further noted that some of the funds in the peer groups were one class of a fund that had many classes or were one fund of a much larger fund complex and, thus, could benefit from economies of scale provided by the other classes of such fund or complex.

Based on the information provided, the Board determined that the actual management fee for the Golden Rainbow Fund: Retail Class and the Golden Rainbow Fund: Institutional Class were higher than their respective peer group averages; the net adjusted management fees

Financial Statements | June 30, 2025	37

James Advantage Funds	Additional Information
June 30, 2025 (Unaudited)

for the Micro Cap Fund and the Small Cap Fund were higher than their respective peer group averages, while the net adjusted management fee for the Allocation Fund was lower than the Fund’s peer group average.

Based on the information provided, the Board also determined that the net expense ratio for the Allocation Fund was lower than its peer group median, and that each other Fund’s net expense ratio was higher than its peer group median. The Board concluded that these differences were reasonable in light of the services provided by the Adviser and the contractual and actual management fees paid by the Golden Rainbow Fund and the net adjusted management fees paid by each other Fund.

Performance

The Board reviewed the performance data for each Fund provided by the Adviser, including (to the extent available), one-year, three-year, five-year, and ten-year (or since inception, as applicable) average annual total returns as of December 31, 2024. The Board also reviewed comparisons of each Fund’s performance against peer group performance, Morningstar group performance, and respective benchmarks for the one-year, three-year, five-year, and ten-year periods (as applicable).

The Board noted that the Golden Rainbow Fund: Retail Class outperformed its peer group mean and Morningstar peer group mean over the one-year and three-year periods and outperformed its peer group mean over the five-year period, the Golden Rainbow Fund: Institutional Class outperformed its peer group mean and Morningstar peer group mean over the one-year and three-year periods and outperformed its peer group mean over the five-year period, the Small Cap Fund outperformed its peer group mean and Morningstar peer group mean over the one-year, three-year, and five-year periods, the Micro Cap Fund outperformed its peer group mean and Morningstar peer group mean over the three-year period, the Aggressive Allocation Fund outperformed its peer group mean and Morningstar peer group mean over the one-year and three-year periods, and each Fund underperformed its peer group mean and Morningstar peer group mean over each other applicable period. The Board discussed the improvement in the performance of the Funds over the one-year and three-year periods ended December 31, 2024 versus the Funds’ performance over the longer-term, noting that each Fund outperformed the peer group and Morningstar means over the three-year period and with the exception of the Micro Cap Fund, each Fund outperformed the peer group and Morningstar means over the one-year period.

Comparable Accounts

The Board reviewed comparisons of the fees charged by the Adviser to each Fund against fees charged to certain private account clients of the Adviser using similar strategies, if any.

Based on the information provided, the Board determined that, bearing in mind the limitations of comparing different types of clients and the different levels of service typically associated with such client accounts, the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by each Fund.

Adviser Profitability

The Board reviewed a profitability analysis provided by the Adviser with respect to each Fund for the twelve months ending September 30, 2024, reflecting revenues net of certain fees and expenses under each Management Agreement, and incorporating the Adviser’s assumptions and estimates of, among other items, direct expenses applied to each Fund. The Board also considered certain industry-related materials regarding the analysis of fund profitability and took note of other long-term industry and cyclical trends regarding profitability generally.

The Board discussed the assumptions and estimates included in the fund profitability analysis and received additional information from the Adviser about these assumptions and estimates.

Based on the information provided, the Board determined that the overall profitability of each Fund to the Adviser, before taking into account distribution expenses incurred by the Adviser, was not unreasonable.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Funds would be shared with, and passed along to, the Fund shareholders under the Management Agreements. The Board noted that each Management Agreement included breakpoints in the management fee for each Fund. The Board noted that due to a reduction in the Golden Rainbow Fund’s assets and the Fund having a breakpoint schedule in its Management Agreement, the Fund has a higher weighted average management fee.

Based on the information provided, the Board determined there were mechanisms in place for each Fund to cause the benefits of economies of scale to be shared with, and passed along to, the Fund shareholders.

Other Benefits to the Adviser

The Board reviewed and considered material other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds. The Board noted that the Adviser does not have any soft dollar arrangements. The Board also noted that the Adviser benefits from its association with the Funds, and that the Adviser benefits from cross-marketing products. The Board then noted the Adviser’s statements that the management of the Funds may produce some economies of scale in security purchases, but they would be mainly in the fixed income markets and would be minor and infrequent.

Based on the information provided, the Board determined there were no material other benefits accruing to the Adviser in connection with its relationship with the Funds.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously determined that the continuation of each Management Agreement for the maximum permissible period under the 1940 Act was in the best interests of the applicable Fund and its shareholders.

38	www.jamesinvestment.com

James Advantage Funds	Additional Information
June 30, 2025 (Unaudited)

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the fiscal year ended June 30, 2025, are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
James Balanced: Golden Rainbow Fund	40.35%
James Small Cap Fund	100.00%
James Micro Cap Fund	100.00%
James Aggressive Allocation Fund	100.00%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the fiscal year ended June 30, 2025, qualify for the corporate dividends received deduction:

Amount
James Balanced: Golden Rainbow Fund	38.83%
James Small Cap Fund	100.00%
James Micro Cap Fund	100.00%
James Aggressive Allocation Fund	100.00%

Pursuant to Section 852(b) of the Internal Revenue Code, James Balanced: Golden Rainbow Fund designated $9,994,929, James Small Cap Fund designated $3,552,820 and James Micro Cap Fund designated $346,262 as long-term capital gains distributions.

Financial Statements | June 30, 2025	39

INVESTMENT ADVISER
James Investment
Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
info@jamesinvestment.com

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Suite 400
1601 Wewatta Street
Denver, Colorado 80202

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246

LEGAL COUNSEL
Davis Graham
& Stubbs LLP
3400 Walnut Street, Suite 700
Denver, Colorado 80205

For information about the Funds, or to make inquiries about the Funds, please call 1-800-99JAMES (1-800-995-2637).

www.jamesinvestment.com

(b)	Included in (a)

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable [filed under item 7]

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19.	Exhibits.

(a)(1)	Code of Ethics is filed herewith

(a)(2)	Not applicable

(a)(3)	A separate certification for each principle executive officer and principle financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CRF 270.30a-2(a)): Attached hereto

(a)(4)	Not applicable

(a)(5)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 207.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	James Advantage Funds

By (Signature and Title)		/s/ R. Brian Culpepper
R. Brian Culpepper, President (Principal Executive Officer)

Date	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ R. Brian Culpepper
R. Brian Culpepper, President (Principal Executive Officer)

Date	September 5, 2025

By (Signature and Title)		/s/ Brian P. Shepardson
Brian P. Shepardson, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date	September 5, 2025